UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
 (RULE 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
[X] Definitive Proxy Statement Commission Only (as permitted
[ ] Definitive Additional Materials by Rule 14a-6(e)(2))
[ ] Soliciting Material Under Rule
14a-12

NATURALLY ADVANCED TECHNOLOGIES INC.
 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.

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June 30, 2009

Dear Shareholders,

Dedicated to unlocking the potential of renewable and environmentally sustainable biomass resources from bast fibers, Naturally Advanced Technologies has evolved from proof of concept testing to implementing preliminary plans to apply our gateway Crailar® technology platform on a large commercial scale. I am very excited to report we have made strong headway toward commercializing Crailar technology by leveraging outstanding partnerships.

The team’s solid execution in 2008 is enabling our progress in bringing Crailar Organic Fibers and Crailar Advanced Materials to market. With the goal of entering global, multi-billion dollar markets, we pursued a strategy of conducting trials with potential industry leading partners. Our pilot tests confirmed Crailar is a breakthrough technology that enables industrial hemp and bast fibers to enter mainstream apparel and pulping production using existing infrastructure.

In the summer of 2008, we conducted Advanced Materials Dissolving Pulp tests and Crailar demonstrated a superior performance profile. The results indicated it can deliver cost-effective non-forestry industry-based solutions for textile, pulp & paper and bioplastics applications and attracted interest from a leading North American pulp, paper, and consumer products company.

We continued to refine the Organic Fibers process. In the fall of 2008, Hanesbrands Inc., a leading marketer of innerwear, outerwear and hosiery apparel, sponsored spinning trials that achieved a first for hemp fiber: a blended Crailar yarn was spun and knitted it into jersey fabric on conventional cotton equipment with no modifications. Our work to produce apparel-grade Crailar Organic Fiber is ongoing, and we are encouraged by our progress.

In June 2009, we have entered a Joint Development Agreement with Georgia-Pacific, one of the world’s leading manufacturers and marketers of tissue, packaging, paper, cellulose, building products, and related chemicals. We are ready to begin commercializing Crailar's stream of value added products and are honored to have our technology selected for further development by such a world class company.

We are committed to a strong branding strategy to make Crailar technology a recognizable name in Organic Fibers and Advanced Materials. In 2009, we are winding down our apparel business, HTnaturals™, and focusing our resources on Crailar as the most attractive opportunity for building shareholder value. Looking ahead, we will continue to pursue the huge existing market opportunity for our sustainable, clean technology solutions.

On behalf of the Board, thank you for your support.

Ken Barker, CEO
Portland, OR, USA

Naturally Advanced Technologies Inc.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 • T: 604.683.8582 • F: 604.683.8586 • toll-free: 866.436.7869
www.naturallyadvanced.com • www.crailar.com • www.htnaturals.com • E:info@htnaturals.com

NATURALLY ADVANCED TECHNOLOGIES INC.

Suite 402, 1008 Homer Street

Vancouver, British Columbia, Canada, V6B 2X1

Telephone: 604-683-8582     Facsimile: 604-683-8586

www.naturallyadvanced.com

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of the shareholders of NATURALLY ADVANCED TECHNOLOGIES INC. (the “Company”) will be held at 500 Granville Street, Vancouver, British Columbia, V6C 1W6, on Wednesday, August 5, 2009 at 2:00 p.m. (Vancouver time) for the following purposes:

1.

To review and consider the audited financial statements of the Company for the fiscal year ended December 31, 2008, the report of the auditor thereon and the related management discussion and analysis;

2.

To appoint an auditor for the ensuing year;

3.

To set the number of directors of the Company at seven;

4.

To elect the directors of the Company for the ensuing year;

5.

To approve the Company’s existing fixed stock option plan; and

6.

To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

An Information Circular accompanies this Notice of Meeting.  The Information Circular contains details of matters to be considered at the Meeting.

Shareholders of record on the Company’s books at the close of business on June 30, 2009, are entitled to notice of and to attend and vote at the Meeting or any adjournment or adjournments thereof.  Pursuant to the Company’s constating documents, each share is entitled to one vote.

Registered Shareholders who are unable to attend the Meeting in person and who wish to ensure that their shares will be voted at the Meeting are requested to complete, sign, date and return the enclosed form of proxy and deliver it in accordance with the instructions set out in the form of proxy and in the Information Circular.

Non-registered shareholders who plan to attend the Meeting must follow the instructions set out in the form of proxy or voting instruction form and in the Information Circular to ensure that their shares will be voted at the Meeting.  If you hold your shares in a brokerage account you are not a registered shareholder.

Dated at Vancouver, British Columbia, Canada, on this 30th day of June, 2009.

BY ORDER OF THE BOARD OF DIRECTORS OF

NATURALLY ADVANCED TECHNOLOGIES INC.

Kenneth Barker,

Chief Executive Officer and a Director

NATURALLY ADVANCED TECHNOLOGIES INC.

Suite 402, 1008 Homer Street

Vancouver, British Columbia, Canada, V6B 2X1

Telephone:  604-683-8582      Facsimile:  604-683-8586

www.naturallyadvanced.com

INFORMATION CIRCULAR

as at June 30, 2009

This Information Circular is furnished in connection with the solicitation of proxies by the management of NATURALLY ADVANCED TECHNOLOGIES INC. (the “Company”) for use at the annual general meeting (the “Meeting”) of its shareholders to be held on Wednesday, August 5, 2009, at the time and place and for the purposes set forth in the accompanying Notice of meeting and any adjournment thereof.

In this Information Circular, references to “the Company”, “we” and “our” refer to NATURALLY ADVANCED TECHOLOGIES INC.  “Common Shares” means common shares without par value in the capital of the Company.  “Beneficial Shareholders” (also known as “Non-Registered Shareholders”) means shareholders who do not hold Common Shares in their own name, and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders and “Non-Registered Shareholders”.

GENERAL PROXY INFORMATION

Solicitation of Proxies

It is expected that the solicitation of proxies will be primarily by mail.  Proxies may be solicited personally or by telephone by directors, officers and employees of the Company.  The Company will bear all costs of this solicitation.  We have arranged for intermediaries to forward the Meeting materials to beneficial owners of the Common Shares held of record by those intermediaries and we may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

Appointment of Proxyholders

The persons named in the accompanying form of proxy (the “Proxy”) are Kenneth Barker, the Chief Executive Officer and a director of the Company and Jason Finnis, the President, Chief Operating Officer and a director of the Company.  If you are a shareholder entitled to vote at the Meeting you have the right to appoint a person or company, other than the persons designated in the Proxy, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting.  You may do so either by:

1.

inserting the name of that other person in the blank space provided in the Proxy; or

2.

by completing and delivering another suitable form of proxy.

Voting by Proxyholder

The persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for.  If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly.  The Proxy confers discretionary authority on the persons named therein with respect to:

1.

each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors;

2.

any amendment to or variation of any matter identified therein; and

3.

any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter.

Registered Shareholders

Registered shareholders may wish to vote by proxy whether or not they are able to attend the Meeting in person.  Registered shareholders submitting a proxy may do so by:

1.

completing, dating and signing the enclosed Proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by fax within North America at 1-866-249-7775, outside of North America at 416-263-9524, or by mail or by hand to the 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1;

2.

using a touch-tone phone to transmit voting choices to a toll free number at 1-866-732-8683 and following the instructions of the voice response system by providing the Control Number, Holder Account Number and Access Number located on the Proxy; or

3.

using the internet through the website of Computershare at  www.investorvote.com.

In all cases ensuring that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment thereof at which the Proxy is to be used.

Non-registered Shareholders

The information in this section is of significant importance to shareholders who do not hold Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.

Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either:

(a)

in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares; or

(b)

in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.

In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them.  Often Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders.  Generally, Non-Registered holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise not completed.  Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy.  In this case the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Computershare as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow.  Typically, the proxy authorization form will consist of a one page pre-printed form.  Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information.  In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares which they beneficially own.  Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders named in the Proxy form and insert the Non-Registered Holder’s name in the blank space provided.  In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Notice to Shareholders in the United States

The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada, and securities laws of the provinces of Canada.  The proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended, are not applicable to the Company or this solicitation, and this solicitation has been prepared in accordance with the disclosure requirements of the securities laws of the provinces of Canada.  Shareholders should be aware that disclosure requirements under the securities laws of the provinces of Canada differ from the disclosure requirements under United States securities laws.

The enforcement by shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that the Company is incorporated under the Business Corporations Act (British Columbia), as amended, certain of its directors and its executive officers are residents of Canada and a substantial portion of its assets and the assets of such persons are located outside the United States.  Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal securities laws.  It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.

Revocability of Proxy

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

1.

executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the registered shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening of the Meeting, or to the Chairman of the Meeting on the day of the Meeting or any reconvening thereof or in any other manner provided by law; or

2.

personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

INTEREST OF CERTAIN PERSONS OR COMPANIES

 IN MATTERS TO BE ACTED UPON

No directors or executive officers of the Company, or any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, either direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors, the appointment of the auditor and as may be set out in this Information Circular.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Board of Directors of the Company (the “Board”) has fixed June 30, 2009, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting.  Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 100,000,000 Common Shares without par value.  As at the date of this Information Circular, 31,383,547 Common Shares without par value of the Company were issued and outstanding, each such Common Share carrying the right to one vote at the Meeting.

The Board and Officers of the Company are soliciting proxies by issuance of this Information Circular.  Those persons, their present offices and their common shares beneficially owned in the Company, directly or indirectly, are reflected below together with the names of those individuals who beneficially own, directly or indirectly, or exercise control or direction, over common shares carrying more than 5% of the voting rights attached to any class of voting securities of the Company:

Name of Voting Shareholder	Number of Shares Held as at June 30, 2009	Percentage of Outstanding Voting Shares
Major Shareholders:
Dennis W. Howitt Trust	3,200,000	10.20%
Chen Yen Yeo	2,000,000	6.37%
Officers and Directors:
Kenneth Barker, Chief Executive Officer and a Director	3,273,887(1)	10.43%
Robert Edmunds, Director	2,088,141(2)	6.65%
Jason Finnis President, Chief Operating Officer and Director	3,215,550(3)	10.25%
Larisa Harrison Chief Administration Officer, Secretary, Treasurer and Director	3,215,550(3)	10.25%
Miljenko Horvat Chairman and Director	1,342,619(4)	4.28%
Peter Moore Director	2,100,000(5)	6.69%
Guy Prevost Chief Financial Officer and Director	714,563(6)	2.28%
All Officers and Directors as a Group (7 members)	12,734,760(7)	40.58%

Notes:

(1)

This figure consists of: (a) 1,273,887 Common Shares, of which 300,000 Common Shares are held of record by Meriwether Group Investments, LLC (of which Mr. Barker has a 50% equity ownership interest), 964,287 Common Shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners LP) and 9,600 Common Shares  held of record by Abundanceforlife Living & Interiors, a company solely owned by Di Barker, the wife of Kenneth Barker, who has sole dispositive and voting power over the Common Shares; and (b) Meriwether Group Investments, LLC which holds options to acquire 2,000,000 Common Shares.

(2)

This figure consists of: (a) 1,703,604 Common Shares held by Mr. Edmunds; (b) 240,000 Common Shares held by Lesley Hayes, the wife of Mr. Edmunds; (c) Mr. Edmunds also holds options to acquire 75,000 Common Shares; (d) Ms. Hayes holds options to acquire 32,500 Common Shares; and (d) Mr. Edmunds holds warrants to acquire 37,037 Common Shares.

(3)

This figure consists of (a) 2,155,550 Common Shares, of which 1,981,656 Common Shares are held jointly by Jason Finnis and Larisa Harrison who are husband and wife; 86,947 Common Shares are held by Mr. Finnis and 86,947 Common Shares are held by Ms. Harrison; and (b) Mr. Finnis and Ms. Harrison combined hold options to acquire 1,060,000 Common Shares (Mr. Finnis holds 470,000 options and Ms. Harrison holds 480,000 options).

(4)

This figure consists of: (a) 1,232,619 Common Shares; and (b) options to acquire 110,000 Common Shares.

(5)

This figure consists of: (a) 2,000,000 Common Shares; and (b) options to acquire 100,000 Common Shares.

(6)

This figure consists of: (a) 42,063 Common Shares; and (b) options to acquire 672,500 Common Shares.

(7)

This figure consists of (a) 8,647,723 Common Shares; (b) options to acquire 4,050,000 Common Shares; and (c) warrants to acquire 37,037 Common Shares.

ELECTION OF DIRECTORS

Setting Number of Directors

The management of the Company proposes that the number of directors to be elected at the Meeting be set at seven.  Shareholders will be requested to approve an ordinary resolution that the number of directors be fixed at seven.

Election of Directors

The term of office of each of the current directors will end at the conclusion of the Meeting.  Unless the director’s office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia), each director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

The following table sets out the names of management’s nominees for election as directors, all major offices and positions with the Company and any of its significant affiliates each now holds, each nominee’s principal occupation, business or employment for the five preceding years for new director nominees, the period of time during which each has been a director of the Company and the number of Common Shares of the Company owned by each, directly or indirectly, or over which each exercised control or direction, as at the date of this Information Circular.

Name of Nominee, Present Position with the Company, Province/State and Country of Residence	Director Since	Number of Shares Directly or Indirectly Beneficially Owned as at June 30, 2009	Present Principal Occupation, Business or Employment
Kenneth Barker Chief Executive Officer and Director Oregon, USA	Jan. 11, 2006	1,273,887(3)	Chief Executive Officer of Naturally Advanced Technologies Inc. and President of The Meriwether Group
Robert Edmunds(1)(2) Director Alberta, Canada	Dec. 15, 2000	1,943,604(4)	President and Director of No Drama Media Corporation
Jason Finnis President, Chief Operating Officer and Director British Columbia, Canada	Dec. 15, 2000	2,155,550(5)	President and Chief Operating Officer of Naturally Advanced Technologies Inc.
Larisa Harrison(1)(2) Chief Administration Officer, Secretary, Treasurer and Director British Columbia, Canada	Dec. 15, 2000	2,155,550(5)	Chief Administration Officer, Secretary and Treasurer of Naturally Advanced Technologies Inc.
Miljenko Horvat(1)(2) Chairman and Director British Columbia, Canada	July 11, 2006	1,232,619(6)	President of Horvat Capital
Peter Moore Director Oregon, USA	July 11, 2006	2,000,000(7)	President of What’a Ya Think Inc.
Guy Prevost Chief Financial Officer and Director British Columbia, Canada	Nov. 14, 2005	42,063(8)	Chief Financial Officer of Naturally Advanced Technologies Inc.

Notes:

(1)

Member of Audit Committee.

(2)

Member of Compensation Committee.

(3)

This figure consists of (a) 1,273,887 Common Shares, of which 300,000 Common Shares are held of record by Meriwether Group Investments, LLC (of which Mr. Barker has a 50% equity ownership interest), 964,287 Common Shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners LP) and 9,600 Common Shares held of record by Abundanceforlife Living & Interiors, a company solely owned by Di Barker, the wife of Kenneth Barker, who has sole dispositive and voting power over the Common Shares.  Meriwether Group Investments, LLC holds options to acquire 2,000,000 Common Shares.

(4)

This figure consists of 1,703,604 Common Shares held by Mr. Edmunds and 240,000 Common Shares held by Lesley Hayes, the wife of Mr. Edmunds.  Mr. Edmunds also holds options to acquire 75,000 Common Shares.  Ms. Hayes holds options to acquire 32,500 Common Shares.  Robert Edmunds holds warrants to acquire 37,037 Common Shares.

(5)

This figure consists of (a) 2,155,550 Common Shares, of which 1,981,656 Common Shares are held jointly by Jason Finnis and Larisa Harrison who are husband and wife; 86,947 Common Shares are held by Mr. Finnis and 86,947 Common Shares are held by Ms. Harrison; and (b) Mr. Finnis and Ms. Harrison combined hold options to acquire 1,060,000 Common Shares (Mr. Finnis holds 470,000 options and Ms. Harrison holds 480,000 options).

(6)

Mr. Horvat also holds options to acquire 110,000 Common Shares.

(7)

Mr. Moore also holds options to acquire 100,000 Common Shares.

(8)

Mr. Prevost also holds options to acquire 672,500 Common Shares.

To the knowledge of management, no proposed director:

(a)

is, as of the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; and

(ii)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b)

is, as of the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

COMPENSATION OF EXECUTIVE OFFICERS

In this section “Named Executive Officer” means the Chief Executive Officer, the Chief Financial Officer and each of the three most highly compensated executive officers of the Company, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed financial year and whose total compensation was more than CDN$150,000, as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year.

Kenneth Barker, Chief Executive Officer, Guy Prevost, Chief Financial Officer, Jason Finnis, President and Chief Operating Officer and Larisa Harrison, Chief Administration Officer, Secretary and Treasurer, are each a “Named Executive Officer” of the Company for the purposes of the following disclosure.

Compensation Discussion and Analysis

The Company’s Compensation Committee is composed of Miljenko Horvat (the committee chair), Robert Edmunds and Larisa Harrison.  Messrs. Horvat and Edmunds are independent directors.

The Compensation Committee had adopted a charter which is available on the Company’s website at www.naturallyadvanced.com.

During the financial year ended December 31, 2008, Miljenko Horvat was the Chairman and Larisa Harrison was the Chief Administration Officer, Secretary and Treasurer of the Company.  Ms. Harrison is also the President and Secretary of the Company’s wholly-owned subsidiary, HTNaturals Apparel Corp., and she is the Secretary of the Company’s wholly-owned subsidiaries, 0697872 B.C. Ltd. and Crailar Fiber Technologies Inc.

The Compensation Committee is responsible for the development and supervision of the Company’s approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company’s expenses.  The Compensation Committee shall:

A.

Review and make recommendations regarding compensation issues, in particular;

(i)

compensation philosophy and policies;

(ii)

competitive positioning;

(iii)

annually review the performance of the CEO, the COO and the CFO on behalf of the Board;

(iv)

make recommendations to the Board for payment and awards to Senior Officers under the Company’s salary and incentive plans;

(v)

make recommendations to the Board for annual aggregate incentive compensation payouts to management, including security based compensation arrangements, and profit sharing to employees; and

(vi)

make recommendations to the Board regarding Director compensation.

B.

Review:

(i)

senior management succession planning;

(ii)

senior management development and training; and

(iii)

significant changes in organizational structure.

C.

Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role.  The Company’s Compensation Committee receives independent competitive market information on compensation levels for executives.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)

attracting and retaining talented, qualified and effective executives;

(b)

motivating the short and long-term performance of these executives; and

(c)

better aligning their interests with those of the Company’s shareholders.

In compensating its senior management, the Company has employed a combination of base salary, bonus compensation and equity participation through its stock option plan.

Base Salary

In the Board’s view paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives.  Competitive salary information on comparable companies within the industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Bonus Incentive Compensation

The Company’s objective is to achieve certain strategic objectives and milestones. The Board will consider executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses.  The Board approves executive bonus compensation dependent upon compensation levels based on recommendations of the Compensation Committee, and such recommendations are generally based on survey data provided by independent consultants.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders.  Equity participation is accomplished through the Company’s 2008 fixed share option plan.  Stock options are granted to executives and employees taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors.  The amounts and terms of options granted are determined by the Compensation Committee.

Given the evolving nature of the Company’s business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

Actions, Decisions or Policies Made After December 31, 2008

There were no actions, decisions or policies made after December 31, 2008, that could affect a reader’s understanding of Named Executive Officer compensation.

Option-Based Awards

The Company has in place a 2008 fixed share option plan dated for referenced September 24, 2008, and approved by the TSX Venture Exchange on November 6, 2008 (the “2008 Fixed Share Option Plan”).  The 2008 Fixed Share Option Plan which was established to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company.  The Compensation Committee proposes stock option grants to the Board based on such criteria as performance, previous grants, and hiring incentives.  All grants require approval of the Board.  The 2008 Fixed Share Option Plan is administered by the directors of the Company and provides that options will be issued to directors, officers, employees or consultants of the Company or a subsidiary of the Company.

Summary Compensation Table

The compensation paid to the Named Executive Officers during the Company’s most recently completed financial year of December 31, 2008, is as set out below and expressed in U.S. dollars unless otherwise noted:

Name and principal position	Salary ($)	Share-based awards ($)	Option-based awards ($)	Non-equity incentive plan compensation ($)		Pension value ($)	All other compensation ($)	Total compensation ($)
				Annual incentive plans	Long-term incentive plans
Kenneth Barker, CEO	$150,000(1)	Nil	$303,269(2)	Nil	Nil	Nil	Nil	$453,269
Guy Prevost, CFO	$124,804	Nil	$73,365(3)	Nil	Nil	Nil	Nil	$198,169
Jason Finnis, President	$124,804	Nil	$73,365(3)	Nil	Nil	Nil	Nil	$198,169
Larisa Harrison, CAO, Secretary and /Treasurer	$124,804	Nil	$73,365(3)	Nil	Nil	Nil	Nil	$198,169

Notes:

(1)

As of the end of the financial year ended December 31, 2008, the Company was party to a CEO Executive Services Agreement (the “CEO Agreement”), dated for reference as at August 24, 2008, with Meriwether Accelerators, LLC, a company controlled by Kenneth Barker, the CEO and a director of the Company.  Under the CEO Agreement, Meriwether Accelerators LLC is to be paid US$12,500.00 per month plus reimbursement of out-of-pocket expenses (with the acknowledgment that an additional monthly fee of US$2,500 has been paid and will continue to be paid to the Meriwether Accelerators under a pre-existing services arrangement).  In May 2009, the CEO Agreement was amended and restated whereby the agreement is now between the Company and Kenneth Barker directly.  The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice.

(2)

This amount represents the fair value of the 500,000 stock options at the date of grant during fiscal year ended December 31, 2008, which was estimated using the Black-Scholes option pricing model.

(3)

This amount represents the fair value of the 125,000 stock options at the date of grant during fiscal year ended December 31, 2008, which was estimated using the Black-Scholes option pricing model.

Outstanding Share-based Awards and Option-based Awards

The following table sets out all option-based awards and share-based awards outstanding as at December 31, 2008, for each Named Executive Officer and is expressed in U.S. dollars unless otherwise noted:

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Kenneth Barker, CEO	200,000(2)	$0.50	May 15, 2009	$102,000	Nil	Nil
	500,000(2)	$0.31	Aug. 15, 2009	$350,000	Nil	Nil
	1,000,000(2)	$0.75	Aug. 24, 2010	$260,000	Nil	Nil
	500,000(2)	$1.45	Oct. 14, 2011	Nil	Nil	Nil
Guy Prevost, CFO	115,000	$0.31	Aug. 23, 2009	$80,500	Nil	Nil
	350,000	$0.50	May 15, 2010	$178,500	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
Jason Finnis, COO and President	125,000	$0.31	Aug. 23, 2009	$87,500	Nil	Nil
	150,000	$0.80	Aug. 8, 2010	$31,500	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
Larisa Harrison, CAO, Secretary and /Treasurer	125,000	$0.31	Aug. 23, 2009	$87,500	Nil	Nil
	10,000	$0.50	May 15, 2010	$5,100	Nil	Nil
	150,000	$0.80	Aug. 8, 2010	$31,500	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil

Notes:

(1)

The closing price of the Company’s shares on December 31, 2008, on the OTCBB was US$1.01 and on the TSX Venture Exchange was CDN$1.35 (US$1.10).

(2)

Stock options held by Meriwether Group Investments LCC (of which Mr. Barker has a 50% equity ownership interest).

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets out the value vested or earned under incentive plans during the year ended December 31, 2008, for each Named Executive Officer and is expressed in U.S. dollars unless otherwise noted:

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Kenneth Barker, CEO	$472,500	Nil	Nil
Guy Prevost, CFO	$89,974	Nil	Nil
Jason Finnis, COO and President	$64,463	Nil	Nil
Larisa Harrison, CAO, Secretary and /Treasurer	$64,463	Nil	Nil

Termination and Change of Control Benefits

As of the end of the financial year ended December 31, 2008, the Company was party to a CEO Agreement dated for reference as at August 24, 2008, with Meriwether Accelerators, LLC (“Meriwether”), a company controlled by Kenneth Barker, the CEO and a director of the Company.  Under the CEO Agreement, Meriwether is to be paid US$12,500.00 per month plus reimbursement of out-of-pocket expenses (with the acknowledgment that an additional monthly fee of US$2,500 has been paid and will continue to be paid to the Meriwether under a pre-existing services arrangement).  In May 2009, the CEO Agreement was amended and restated whereby the agreement is now between the Company and Kenneth Barker directly.  The total monthly fee of US$15,000.00, plus reimbursement of out-of-pocket expenses, are now paid directly to Mr. Barker.

The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice.  In the event the Company delivers notice to Mr. Barker, Mr. Barker’s ongoing obligation to provide services to the Company will immediately cease upon the date of the notice of termination, however, the Company shall continue to be obligated to provide and to pay to Mr. Barker all of the amounts payable to him under the CEO Agreement until the effective termination date and including, without limitation, Mr. Barker’s then right to exercise any vested portion of any options outstanding until the end of the exercise term of the options.

Director Compensation

The compensation provided to the directors, excluding a director who is included in disclosure for a Named Executive Officer, for the Company’s most recently completed financial year of December 31, 2008, is:

Name	Fees earned ($)	Share-based awards ($)	Option-based awards ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
Robert Edmunds	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Miljenko Horvat	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Peter Moore	Nil	Nil	Nil	Nil	Nil	Nil	Nil

The following table sets out all option-based awards and share-based awards outstanding as at December 31, 2008, for each director, excluding a director who is already set out in disclosure for a Named Executive Officer for the Company:

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Robert Edmunds	25,000	US$0.31	Aug. 23, 2009	US$17,500	Nil	Nil
	25,000	US$0.80	Aug. 8, 2010	US$5,250	Nil	Nil
	25,000	US$1.15	Feb. 1, 2011	Nil	Nil	Nil
Miljenko Horvat	25,000	US$0.31	Aug. 23, 2009	US$17,500	Nil	Nil
	10,000	US$0.50	May 15, 2010	US$5,100	Nil	Nil
	25,000	US$0.80	Aug. 8, 2010	US$5,250	Nil	Nil
	25,000	US$1.15	Feb. 1, 2011	Nil	Nil	Nil

Peter Moore	25,000	US$0.31	Aug. 23, 2009	US$17,500	Nil	Nil
	25,000	US$0.50	Aug. 8, 2010	US$5,250	Nil	Nil
	25,000	US$1.15	Feb. 1, 2011	Nil	Nil	Nil

Notes:

(1)

The closing price of the Company’s shares on December 31, 2008, on the OTCBB was US$1.01 and on the TSX Venture Exchange was CDN$1.35 (US$1.10).

The following table sets out the value vested or earned under incentive plans during the year ended December 31, 2008, for each director, excluding a director who is already set out in disclosure for a Named Executive Officer for the Company:

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Robert Edmunds	$10,979	Nil	Nil
Miljenko Horvat	$10,979	Nil	Nil
Peter Moore	$10,979	Nil	Nil

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The only equity compensation plan which the Company currently has in place is its 2008 Fixed Share Option Plan under which 6,058,766 shares are authorized.  The 2008 Fixed Share Option Plan was approved by the TSX Venture Exchange on November 6, 2008.

Shareholders are being asked to approve a new plan (See Section “Particulars of Matters to be Acted Upon”).

The table set forth below presents the securities authorized for issuance with respect to the respective Stock Option Plans under which equity securities are authorized for issuance as of December 31, 2008.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	N/A
Equity compensation plans not approved by securityholders	N/A
2008 Fixed Share Option Plan	4,419,257	US$0.76	1,639,509
Warrants	2,869,277	US$1.10	-0-

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No executive officers, directors, employees or former executive officers, directors and employees of the Company or any of its subsidiaries were indebted to the Company as of the Company’s financial year ended December 31, 2008, or at any date within 30 days before the date of this Information Circular in connection with a purchase of securities and/or all other indebtedness.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no informed person (a director, officer or holder of 10% or more of the Common Shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2008, or has any interest in any material transaction in the current year other than as set out below:

1.

Legal Proceedings with former Chief Operating Officer

On May 10, 2006, Guy Carpenter, our prior Chief Operating Officer and a director (“Carpenter”), initiated legal proceedings against us by filing a Writ of Summons and Statement of Claim in the Supreme Court of British Columbia, civil action no. S-063043 (the “Complaint”).  The Complaint generally alleged that: (i) we had breached an employment agreement between us and Carpenter and wrongfully terminated Carpenter’s employment; and (ii) we are indebted to Carpenter for un-reimbursed business expenses incurred by Carpenter and for accrued and unpaid salary due and owing to Carpenter for a specified period of time.

The parties came to a settlement in regards to this dispute and we have now paid Carpenter US$132,500 in two payments, which were six months apart, with the first payment of US$65,000 paid on April 8, 2008, and the second payment of US$67,500 paid on September 16, 2008.

As of the date of this Information Circular, we are not aware of any other pending or existing legal proceedings involving our company or its officers and directors. We are not aware of any other proceedings being contemplated by any person or governmental authority against us, our properties or our officers and directors.

2.

Loan Agreement with Robert Edmunds

On February 19, 2007, the Company signed a secured loan agreement with Robert Edmunds, a director of the Company, for financing of apparel manufacturing.  Under the terms of this agreement, the Company can borrow up to US$400,000 at an interest rate of 12% with a 1% charge for each draw on the loan.  On August 28, 2007, this amount was increased to US$550,000. The loan is secured by a subordinated charge on the assets of the Company and was originally due February 28, 2008, and was subsequently extended to February 28, 2009.  During 2007, the Company made draws on the loan totaling US$510,000.  On March 7, 2008, the Company increased the amount available from the secured loan agreement to US$700,000 and made an additional draw against the loan for US$183,000 on March 8, 2008.  On June 13, 2008, the Company made a draw of US$7,000 on the secured loan agreement and also received an additional US$35,000 loan.  The additional loan of US$35,000 and outstanding interest of US$40,726 were paid back to Mr. Edmunds on July 22, 2008.

On February 16, 2009, Mr. Edmunds advanced the Company an additional US$200,000 for a total amount due to him of US$900,000.  A new secured loan agreement, with an interest rate of 12%,  is due in February, 2011, and is for the total amount outstanding (US$900,000).

3.

Private Placement – July 2008

On July 8, 2008, the Company announced that, in connection with its then TSX Venture Exchange listing, the Company closed a brokered and non-brokered private placement on July 3, 2008, for gross proceeds of just under CDN$1.98 million.  Pursuant to the private placement, the Company issued a total of 1,472,426 units (each a “Unit”) at a subscription price of CDN$1.35 per Unit, with each Unit being comprised of one Common Share and one-half of one share purchase warrant (each a “Warrant”), and with each whole Warrant exercisable to purchase one additional Common Share at a price of CDN$1.95 until July 3, 2010.

Robert Edmunds, a director of the Company, purchased 74,074 Units in the private placement.

MANGEMENT CONTRACTS

As of the end of the financial year ended December 31, 2008, the Company was party to a CEO Agreement dated for reference as at August 24, 2008, with Meriwether Accelerators, LLC (“Meriwether”), a company controlled by Kenneth Barker, the CEO and a director of the Company.  Under the CEO Agreement, Meriwether is to be paid US$12,500.00 per month plus reimbursement of out-of-pocket expenses (with the acknowledgment that an additional monthly fee of US$2,500 has been paid and will continue to be paid to the Meriwether under a pre-existing services arrangement).  In May 2009, the CEO Agreement was amended and restated whereby the agreement is now between the Company and Kenneth Barker directly.  The total monthly fee of US$15,000.00, plus reimbursement of out-of-pocket expenses, are now paid directly to Mr. Barker.  The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice.

Under the terms of the CEO Agreement and subject to certain vesting terms and conditions, the Company granted Meriwether the right and option to purchase an aggregate of up to 500,000 Common Shares at a price of US$1.45 Common Share expiring August 24, 2011.

APPOINTMENT OF AUDITOR

The management of the Company proposes to nominate Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, as auditor of the Company to hold office until the next annual general meeting of shareholders, at a remuneration to be fixed by the Board.

Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, has acted as the Company’s auditor since June 12, 2004.

AUDIT COMMITTEE AND RELATED MATTERS

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company, as a venture issuer, to disclose annually in its information circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The Audit Committee’s Charter

The Company’s Board has adopted a charter (the “Charter”) for its Audit Committee.  A copy of the Audit Committee Charter is attached as Schedule “A” hereto.

Composition of the Audit Committee

The following table sets out the members of the Audit Committee and indicates whether each is “independent” members and whether each is “financially independent” within the meanings given to those terms in the Charter.

Name of Member of Audit Committee	Officer or Employee	Independent(1)	Financially Literate(2)
Robert Edmunds	No	Yes	Yes
Larisa Harrison	Yes	No	Yes
Miljenko Horvat	Yes	Yes	Yes

Notes:

(1)

A member of the Audit Committee is considered “independent” if the member has no direct or indirect material relationship with the Company.  A material relationship means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.

(2)

A member of the Audit Committee is considered “financially literate” if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company.

Relevant Education and Experience

Each member of the Audit Committee has:

(a)

an understanding of the accounting principles used by the Company to prepare its financial statements;

(b)

the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

(c)

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more individuals engaged in such activities; and

(d)

an understanding of internal controls and procedures for financial reporting.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year have any recommendations by the Audit Committee respecting the appointment and/or compensation of the Company's external auditors not been adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on:

(a)

the exemptions  in section 2.4 of "De Minimus Non-Audit Services" (Section 2.4 of NI 52-110); or

(b)

any exemption from NI 52-110 provided by Part 8 of NI 52-110.

Pre-Approval of Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

External Auditor Services Fees (By Category)

The following table discloses the fees billed to the Company by its external auditor during the last two financial years.

Nature of Services	Financial Year Ending December 31, 2008 (Estimated)	Financial Year Ending December 31, 2007
Audit Fees(1)	US$98,000	US$95,000
Audit-Related Fees(2)	NIL	NIL
Tax Fees(3)	US$8,000	US$6,750
All Other Fees(4)	NIL	NIL

Notes:

(1)

The aggregate fees billed for audit fees.

(2)

The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”.

(3)

The aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4)

The aggregate fees billed for professional services other than those listed in “Audited Fees”, “Audited-Related Fees” and “Tax Fees”.

CORPORATE GOVERNANCE

General

Corporate governance refers to the policies and structure of the board of directors of a company whose members are elected by and are accountable to the shareholders of the company.  Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management.  The Board is committed to sound corporate governance practices; as such practices are both in the interests of shareholders and help to contribute to effective and efficient decision-making.

1.

Board of Directors

In order that the Board can function independently of management, it will seek to maintain a majority of the Board as independent and unrelated.

An “independent director” is a director who is not an employee or officer of the Company and is not receiving remuneration from the Company beyond directors’ fees.  In the context of the Audit Committee, as defined in NI 52-110, no material relationship with the Company is a further requirement.

An “unrelated director” is a director who is independent of management and free from any interest and any business or other relationship that could, or could reasonably be perceived to, materially, interfere with the director’s ability to act with a view to the best interests of the Company, other than interests and relationships arising from the holder of shares of the Company.

The following table describes whether the directors are independent and, if not independent, sets out the reasons:

Director	Independent	Reason why the Director is not Independent
Kenneth Barker	No	Chief Executive Officer of the Company
Robert Edmunds	Yes	N/A
Jason Finnis	No	President and Chief Operating Officer of the Company
Larisa Harrison	No	Chief Administration Officer, Secretary and Treasurer of the Company
Miljenko Horvat	Yes	N/A
Peter Moore	Yes	N/A
Guy Prevost	No	Chief Financial Officer of the Company

2.

Directorships

None of the current directors of the Company hold directorships in any other reporting issuers.

3.

Orientation and Continuing Education

New directors, as part of the orientation program, meet with senior management to discuss the business of the Company and receive historical and current operating and financial information and may tour offices and locations of the Company.

4.

Ethical Business Conduct

The Board has adopted a code of business conduct and ethics applicable to all our employees and directors (the “Code”).

The Code is intended to describe our core values and beliefs and to provide the foundation for all business conduct. The Code is further intended to focus our Board and each director, officer and employee on areas of ethical risk, provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability.  Our guidelines for conducting business are consistent with the highest standards of business ethics.  Each director, officer and employee must comply with the letter and spirit of this Code.

5.

Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

The Board does not have a nominating committee, and these functions are currently performed by the Board as a whole.  However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

6.

Compensation

The Company has a Compensation Committee comprised of Larisa Harrison, Miljenko Horvat and Robert Edmunds.  The Compensation Committee is responsible for the development and supervision of the Company’s approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company’s expenses.

The Company has adopted a Compensation Committee Charter.  The Company has posted the text of the Compensation Committee Charter on its Internet website at www.naturallyadvanced.com.

7.

Other Board Committees

In addition to the Audit Committee and the Compensation Committee, the Company has one additional committee, the Advisory Board Committee.  The Advisory Board Committee is comprised of Lesley Hayes, John Hoekman and Jeremy K. Jones.

8.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board.

PARTICULAR OF MATTERS TO BE ACTED UPON

In addition to the ordinary business to be conducted at the Meeting, approval of the Company’s shareholders is being sought for the following matters:

Adoption of a New Share Option Plan

The TSX Venture Exchange (the “TSXV”) requires that each company listed on the TSXV have a stock option plan if the company grants options to its optionees.  The Board approved the adoption of the 2008 Fixed Share Option Plan on September 24, 2008 in which a maximum number of 6,058,766 Common Shares (approximately 20% of the current issued and outstanding Common Shares) were reserved for issuance (the “Plan”).  The TSXV has approved the Plan subject to shareholder approval.  It is the responsibility of the Board to ensure that the provisions of the Plan are adhered to.

As at June 30, 2009, options to purchase 4,648,500 Common Shares (approximately 14.81% of the current issued and outstanding Common Shares) were outstanding.  All outstanding options will be rolled into the Plan and will be counted against the number of Common Shares available for option under the Plan.  An option can be exercisable for a maximum of 10 years.

1.

Details of the Plan

Eligible Optionees

Under the policies of the TSXV, to be eligible for the issuance of a stock option under the Plan an optionee must either be a director, officer, employee, consultant or an employee of a company providing management or other services to the company or a subsidiary at the time the option is granted.

Options may be granted only to an individual or to a non-individual that is wholly owned by individuals eligible for an option grant.  If the option is granted to a non-individual, it must provide the TSXV with an undertaking that it will not permit any transfer of its securities, nor issue further securities, to any individual or other entity as long as the option remains in effect, without the consent of the TSXV.

Summary of Material Terms of the Plan

The following restrictions on issuances of options are applicable under the Plan:

(a)

no service provider can be granted an option if that option would result in the total number of options, together with all other share compensation arrangements granted to such service provider in the previous 12 months, exceeding 5% of the outstanding shares (unless the company is classified as a Tier 1 Issuer by the TSXV and has obtained disinterested shareholder approval to do so);

(b)

no options can be granted under the Plan if the Company is on notice from the TSXV to transfer its listed shares to the NEX;

(c)

the aggregate number of options granted to service providers conducting investor relations activities in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant, without the prior consent of the TSXV; and

(d)

the aggregate number of options granted to any one consultant in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant, without the prior consent of the TSXV.

Subject to the requirements of the TSXV and the prior receipt of any necessary regulatory approval, the Board may in its absolute discretion, amend or modify the Plan or any option granted as follows:

(a)

it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)

it may change the vesting provisions of an option granted hereunder;

(c)

it may change the termination provision of an option granted hereunder which does not entail an extension beyond the original expiry date of such option;

(d)

it may add a cashless exercise feature payable including cash or Common Shares which provides for a full deduction of the number of underlying Common Shares from the Common Shares reserved hereunder;

(e)

it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(f)

if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(g)

amend this Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to Service Providers (before a particular option is granted) subject to the other terms hereof.

The Company shall obtain disinterested shareholder approval prior to any of the following actions becoming effective:

(a)

the Plan, together with all of the Company’s other share compensation arrangements, could result at any time in:

(i)

the aggregate number of Common Shares reserved for issuance under options granted to insiders exceeding 10% of the outstanding Common Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the outstanding Common Shares);

(ii)

the number of optioned Common Shares issued to Insiders within a one-year period exceeding 10% of the Common Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the Common Shares); or

(iii)

in the case of a Tier l Issuer only, the issuance to any one optionee, within a 12-month period, of a number of Common Shares exceeding 5% of outstanding Common Shares; or

(b)

any reduction in the Exercise Price of an Option previously granted to an Insider.

2.

Shareholder Approval

The adoption of the Plan requires shareholder approval by ordinary resolution.  At the Meeting, shareholders will be asked to vote on the following resolution, with or without variation:

“Resolved that the 2008 Fixed Share Option Plan dated for reference September 24, 2008, be and is hereby adopted and approved.”

The Board recommends that shareholders vote in favour of the adoption of the Plan.

3.

Recommendation

The Company is of the view that the Plan provides the Company with the flexibility necessary to attract and maintain the services of senior executives and other employees in competition with other businesses in the industry.  A full copy of the Plan will be available for inspection at the Meeting.

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.

ADDITIONAL INFORMATION

The audited financial statements of the Company for the year ended December 31, 2008, and the report of the auditor thereon will be placed before the Meeting.  Additional financial statements for the past two years may be obtained upon request without charge from Guy Prevost, the Chief Financial Officer of the Company, at Suite 402, 1008 Homer Street, Vancouver, British Columbia, Canada, V6B 2X1, telephone number 604-683-8582.

Additional information relating to the Company is available on the SEC website (www.sec.gov), OTC bulletin board (www.otcbb.com) or the Company’s website (www.naturallyadvanced.com).

OTHER MATTERS

The directors are not aware of any other matters which they anticipate will come before the meeting as of the date of mailing of this Information Circular.

The contents of this Information Circular and its distribution have been approved by the board.

DATED at Vancouver, British Columbia, Canada, on this 30th day of June, 2009.

BY ORDER OF THE BOARD OF DIRECTORS OF

NATURALLY ADVANCED TECHNOLOGIES INC.

Kenneth Barker,

Chief Executive Officer and a Director

SCHEDULE “A”

AUDIT COMMITTEE CHARTER

I

PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board in fulfilling its oversight responsibilities by:  (i) reviewing and reporting on the financial information which will be provided to shareholder and other stakeholders, the system of corporate internal controls which management and the Board have established, and the audit process; (ii) identifying the principal risks of the Corporation and its subsidiaries and ensuring the implementation of appropriate systems to monitor those risks; and (iii) reviewing accounting principles and reviewing compliance with applicable legal and regulatory requirements.

II

COMPOSITION AND TERM OF OFFICE

A.

Members of the Committee are generally appointed by the Board for a one year term at the first meeting of the Board of the Corporation following the annual general meeting.  It is comprised of not less than three independent Directors who are financially literate1 and at least one member shall have related financial expertise2.

B.

The Chair of the Committee shall be appointed by the Board.

C.

The CFO will act as the management liaison for the Committee.

D.

The Committee will meet not less than four times per year.

E.

The quorum for the Committee is a majority of members.

III

FINANCIAL REPORTING

A.

Review and recommend to the Board the annual financial reports (annual information form, management information circular, National Instrument 52-110F1, financial statements, MD&A, reports to shareholders and related press releases) for approval.

B.

Review and recommend to the Board the quarterly financial statements (financial statements, MD&A, reports to shareholders and related press releases) for approval.

C.

Be satisfied that for all other public disclosures or information that is extracted or derived from the financial statements, management has procedures in place to review such information, and periodically assess the adequacy of such procedures.

________________________

1 Financial literacy means the ability to read and understand a balance sheet, an income statement and a cash flow statement.

2 Accounting or related financial expertise means the ability to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian Generally Accepted Accounting Principles.

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D.

Review and approve any other press releases that relate to material financial disclosures.

E.

Review and recommend any changes to accounting policies to the Board.

F.

Review with the auditors any areas of judgment or where estimates have been made, including effects of alternatives under generally accepted accounting principles.

IV

OTHER REVIEW PROCEDURES

A.

Review with management the opportunities and risks inherent in the business and the effectiveness of the controls thereon, including risk mitigation and management strategies.

B.

Oversee management reporting on and review of adequacy of internal controls (while it is senior management’s responsibility to design and implement an effective system of internal control, it is the responsibility of the Committee to ensure that management has done so).

C.

Gain reasonable assurance that the Corporation complies with all applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure.

D.

Confirm or review the Corporation’s disclosure policy.

E.

Review policies and compliance with policies that require significant actual or potential liabilities, contingent or otherwise to be reported to the committee in a timely fashion.

F.

Review annually the reasonableness of the expenses of the CEO, COO and CFO.

V

EXTERNAL AUDITORS

A.

The external auditor reports directly to the Committee with unrestricted access and will meet at least quarterly with the Committee.  Matters discussed will include the annual audit, quarterly reviews, the quality of the Corporation’s accounting policies and principles, and the adequacy and effectiveness of the Corporation’s internal control and management information systems.  In-camera sessions with the external auditors will be held quarterly or as determined by the Committee.

B.

Provide approval and recommend to the Board the engagement of the external auditors, their remuneration, or their discharge.

C.

Provide oversight to the audit engagement by way of a direct reporting relationship with the external auditor and ensure their independence.

D.

Review external audit plans for the year.

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E.

Review with the external auditors any difficulties which arose during the course of their engagement and the ongoing relationship with management.

F.

Pre-approve all audit and non-audit services to be provided by the external auditor (which may be delegated to one or more members of the Committee for ratification at the next scheduled Committee meeting).

G.

Review and approve any hiring of partners/employees of the external auditors.

VI

OTHER

A.

Establish procedures for receipt, retention and treatment of complaints and concerns regarding accounting matters, internal accounting controls and auditing matters or related questionable practices, including anonymous submissions by employees.

B.

Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

C.

Confirm or amend the Committee’s charter annually, for review by external auditors and legal counsel and approval by the Board.

D.

Prior to renewals, review Director and Officer Liability insurance and other corporate insurance coverage, including the credit quality of its insurance carriers and re-insurers.

NATURALLY ADVANCED TECHNOLOGIES INC.
9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on August 5, 2009

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 2:00 p.m., (Pacific Time) on Friday, July 31, 2009.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone	• Go to the following web site:
telephone.	www.investorvote.com
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

Appointment of Proxyholder
I/We, being holder(s) of Naturally Advanced Technologies Inc. hereby appoint(s): Kenneth Barker, CEO and a Director of the Company, or failing him
Jason Finnis, COO, President and a Director of the Company	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Naturally Advanced Technologies Inc. to be held at 500 Granville Street, Vancouver, British Columbia, Canada V6C 1W6, on Wednesday, August 5, 2009 at 2:00 p.m. (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY  HIGHLIGHTED TEXT  OVER THE BOXES.

	For	Against

1. Set the Number of Directors
To set the number of Directors at seven.	☐	☐

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2. Election of Directors
	For	Withhold		For	Withhold		For	Withhold

01. Kenneth Barker	☐	☐	02. Robert Edmunds	☐	☐	03. Jason Finnis	☐	☐

04. Larisa Harrison	☐	☐	05. Miljenko Horvat	☐	☐	06. Peter Moore	☐	☐

07. Guy Prevost	☐	☐

	For	Withhold

3. Appointment of Auditors
Appointment of Dale Matheson Carr-Hilton LaBonte LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against

4. Stock Option Plan
To approve the Company's Stock Option Plan.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are
indicated above, this Proxy will be voted as recommended by Management.		DD / MM / YY

0 6 9 2 7 6	A R 0	N A T Q

June 30, 2009

FINANCIAL STATEMENT REQUEST FORM

Dear Shareholder

In accordance with the rules of National Instrument 51-102 “Continuous Disclosure Obligations”, effective March 30, 2004, as a registered shareholder or non-registered shareholder of the Company you are entitled to receive our interim financial statements, annual financial statements, or both. If you wish to receive them, please either complete the information below and return the form by mail. Your name will then be placed on the Supplemental Mailing List maintained by the Company.

As long as you remain a registered shareholder, you will receive this form each year and will be required to renew your request to receive these financial statements.

To:	Naturally Advanced Technologies Inc.
Suite 402 – 1008 Homer Street, Vancouver, BC CANADA V6B 2X1

I wish to receive your (check one or both as necessary):

__________	Interim Financial Statements & MD&A
__________	Annual Financial Statements & MD&A

Preferred method of communication:

__________	Email
__________	Mail

which should be sent to:

Name

Address

Email Address

Naturally Advanced Technologies Inc.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 • T: 604.683.8582 • F: 604.683.8586 • toll-free: 866.436.7869
www.naturallyadvanced.com • www.crailar.com • www.htnaturals.com • E:info@htnaturals.com